Exhibit 13

POWER OF ATTORNEY

Know all men by these presents:

That I, CHRISTINE C. MARCKS, President and Director of Prudential Retirement Insurance and Annuity Company (“PRIAC”), do hereby make, constitute and appoint as my true and lawful attorneys in fact STEPHEN E. WIELER, THOMAS C. SCHIAFFO, JOHN M. EWING, ADAM SCARAMELLA and CHARLES C. SPRAGUE or any of them severally for me and in my name, place and stead to sign, where applicable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of PRIAC and filed with the Securities and Exchange Commission for the following:

SEC File No. 333-139334; SEC File No. 333-145632; SEC File No. 333-170345; SEC File No. 333-162553, and any group and individual annuity contracts, to the extent they represent participating interest in such annuities.

IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of October, 2011.

/S/ CHRISTINE C. MARCKS
CHRISTINE C. MARCKS President and Director

POWER OF ATTORNEY

Know all men by these presents:

That I, MICHAEL J. BRANDT, Director, Senior Vice President and Chief Financial Officer of Prudential Retirement Insurance and Annuity Company (“PRIAC”), do hereby make, constitute and appoint as my true and lawful attorneys in fact STEPHEN E. WIELER, THOMAS C. SCHIAFFO, JOHN M. EWING, ADAM SCARAMELLA and CHARLES C. SPRAGUE or any of them severally for me and in my name, place and stead to sign, where applicable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of PRIAC and filed with the Securities and Exchange Commission for the following:

SEC File No. 333-139334; SEC File No. 333-145632; SEC File No. 333-170345; SEC File No. 333-162553, and any group and individual annuity contracts, to the extent they represent participating interest in such annuities.

IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of October, 2011.

/s/ MICHAEL J. BRANDT
MICHAEL J. BRANDT Director, Senior Vice President and Chief Financial Officer

POWER OF ATTORNEY

Know all men by these presents:

That I, MARK E. SIEB, Director of Prudential Retirement Insurance and Annuity Company (“PRIAC”), do hereby make, constitute and appoint as my true and lawful attorneys in fact STEPHEN E. WIELER, THOMAS C. SCHIAFFO and CHARLES C. SPRAGUE or any of them severally for me and in my name, place and stead to sign, where applicable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of PRIAC and filed with the Securities and Exchange Commission for the following:

SEC File No. 333-139334; SEC File No. 333-145632; SEC File No. 333-170345; SEC File No. 333-162553, and any group and individual annuity contracts, to the extent they represent participating interest in such annuities.

IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of June, 2013.

/s/ Mark E. Sieb
Mark E. Sieb Director

POWER OF ATTORNEY

Know all men by these presents:

That I, JOHN J. KALAMARIDES, Director and Senior Vice President of Prudential Retirement Insurance and Annuity Company (“PRIAC”), do hereby make, constitute and appoint as my true and lawful attorneys in fact STEPHEN E. WIELER, THOMAS C. SCHIAFFO, JOHN M. EWING, ADAM SCARAMELLA and CHARLES C. SPRAGUE or any of them severally for me and in my name, place and stead to sign, where applicable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of PRIAC and filed with the Securities and Exchange Commission for the following:

SEC File No. 333-139334; SEC File No. 333-145632; SEC File No. 333-170345; SEC File No. 333-162553, and any group and individual annuity contracts, to the extent they represent participating interest in such annuities.

IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of October, 2011.

/s/ JOHN J. KALAMARIDES
JOHN J. KALAMARIDES Director and Senior Vice President

POWER OF ATTORNEY

Know all men by these presents:

That I, JAMES M. O’CONNOR, Director, Senior Vice President and Chief Actuary of Prudential Retirement Insurance and Annuity Company (“PRIAC”), do hereby make, constitute and appoint as my true and lawful attorneys in fact STEPHEN E. WIELER, THOMAS C. SCHIAFFO, JOHN M. EWING, ADAM SCARAMELLA and CHARLES C. SPRAGUE or any of them severally for me and in my name, place and stead to sign, where applicable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of PRIAC and filed with the Securities and Exchange Commission for the following:

SEC File No. 333-139334; SEC File No. 333-145632; SEC File No. 333-170345; SEC File No. 333-162553, and any group and individual annuity contracts, to the extent they represent participating interest in such annuities.

IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of October, 2011.

/s/ JAMES M. O’CONNOR
JAMES M. O’CONNOR Director, Senior Vice President and Chief Actuary

POWER OF ATTORNEY

Know all men by these presents:

That I, TIMOTHY L SCHMIDT, Director and Senior Vice President of Prudential Retirement Insurance and Annuity Company (“PRIAC”), do hereby make, constitute and appoint as my true and lawful attorneys in fact STEPHEN E. WIELER, THOMAS C. SCHIAFFO and CHARLES C. SPRAGUE or any of them severally for me and in my name, place and stead to sign, where applicable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of PRIAC and filed with the Securities and Exchange Commission for the following:

SEC File No. 333-139334; SEC File No. 333-145632; SEC File No. 333-170345; SEC File No. 333-162553, and any group and individual annuity contracts, to the extent they represent participating interest in such annuities.

IN WITNESS WHEREOF, I have hereunto set my hand this 6th day of March, 2013.

/s/ Timothy L. Schmidt
Timothy L. Schmidt Director and Senior Vice President

POWER OF ATTORNEY

Know all men by these presents:

That I, GEORGE P. WALDECK, Director and Senior Vice President of Prudential Retirement Insurance and Annuity Company (“PRIAC”), do hereby make, constitute and appoint as my true and lawful attorneys in fact STEPHEN E. WIELER, THOMAS C. SCHIAFFO, JOHN M. EWING, ADAM SCARAMELLA and CHARLES C. SPRAGUE or any of them severally for me and in my name, place and stead to sign, where applicable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of PRIAC and filed with the Securities and Exchange Commission for the following:

SEC File No. 333-139334; SEC File No. 333-145632; SEC File No. 333-170345; SEC File No. 333-162553, and any group and individual annuity contracts, to the extent they represent participating interest in such annuities.

IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of October, 2011.

/s/ GEORGE P. WALDECK
GEORGE P. WALDECK Director and Senior Vice President

POWER OF ATTORNEY

Know all men by these presents:

That I, ROBERT MCLAUGHLIN, Controller and Vice President of Prudential Retirement Insurance and Annuity Company (“PRIAC”), do hereby make, constitute and appoint as my true and lawful attorneys in fact STEPHEN E. WIELER, THOMAS C. SCHIAFFO, JOHN M. EWING, ADAM SCARAMELLA and CHARLES C. SPRAGUE or any of them severally for me and in my name, place and stead to sign, where applicable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of PRIAC and filed with the Securities and Exchange Commission for the following:

SEC File No. 333-139334; SEC File No. 333-145632; SEC File No. 333-170345; SEC File No. 333-162553, and any group and individual annuity contracts, to the extent they represent participating interest in such annuities.

IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of October, 2011.

/s/ ROBERT MCLAUGHLIN
ROBERT MCLAUGHLIN Controller and Vice President